Fees Summary	Jun. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,000,000
Previously Paid Amount	0.00
Total Fee Amount	4,593.00
Total Offset Amount	4,593.00
Net Fee	$ 0.00